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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 29, 2002
                                                          --------------

                         FIRST WASHINGTON FINANCIALCORP
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           New Jersey                000-32949             52-2150671
          -----------                ---------             ----------
 (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)            File Number)          Identification No.)

         US Route 130 & Main Street
         Windsor, New Jersey                                   08561
         --------------------------                            -----
         (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code (609) 426-1000
                                                           --------------




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Item 5.  Other events.

         The Registrant issued a press release on April 29, 2002 announcing the Registrant's results for the first quarter of 2002.

Item 7.  Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.        Description
         -----------        -----------

         99 Press Release dated April 29, 2002 announcing the Registrant's results for the first quarter of 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FIRST WASHINGTON FINANCIALCORP
                                      -------------------------------
                                      (Registrant)


Dated: May 2, 2002                    By: /s/ C. HERBERT SCHNEIDER
                                          ---------------------------
                                          C. HERBERT SCHNEIDER
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press Release dated April 29, 2002                   5
                  announcing the Registrant's results
                  for the first quarter of 2002.